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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934


Date of Report (Date of earliest event reported)    February 5, 1999
                                                    ----------------



                               Respironics, Inc.
                               -----------------
             (Exact name of registrant as specified in its charter)


Delaware                            000-16723         25-1304989
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State or other jurisdiction         Commission        IRS Employer
of incorporation                    File Number       identification
                                                      Employees


1501 Ardmore Boulevard, Pittsburgh PA               15221-4401
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(Address of principal executive officers)           (Zip)


Registrant's telephone number, including area code    (412) 731-2100
                                                      --------------

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    (Former name and former address, if changed since last report)
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Item 1.  Changes in Control of Registrant
         None


Item 2.  Acquisition or Disposition of Assets.
         None


Item 3.  Bankruptcy or Receivership.
         None


Item 4.  Changes in Registrant's Certifying Accountant.
         None


Item 5.  Other Events.

         On February 5, 1999, the Company announced that James W. Liken and J. Paul Yokubinas had been appointed to the Company's Board of Directors for terms extending through 2000 and 1999, respectively. The appointments, which were effective January 28, 1999, expand the membership of the Board to eleven directors.


Item 6.  Resignation of Registrant's Directors.
         None


Item 7.  Financial Statements and Exhibits.
         None.
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Respironics, Inc.
                                        -----------------------------------
                                                (Registrant)


               2/19/99                          /s/James C. Woll
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               (Date)                           (Signature)


                                                James C. Woll
                                                Vice President -
                                                Corporate Controller